Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Second Quarter 2014

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us,” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. The “CPA®:16 Merger” means our merger with Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global, which was completed on January 31, 2014. “CPA® REITs” means CPA®:16 – Global (through the date of the CPA®:16 Merger), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. The “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated, or CWI. "U.S." means United States.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, adjusted funds from operations, previously referred to as funds from operations – as adjusted, or AFFO, earnings before interest, taxes, depreciation, and amortization, or EBITDA, adjusted EBITDA, pro rata cash net operating income, or pro rata cash NOI, and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures as well as a description of other metrics presented are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Second Quarter 2014

W. P. Carey Inc.
Overview – Second Quarter 2014

Summary Metrics
As of or for the three months ended June 30, 2014.

Financial Results
Real estate revenues, excluding reimbursable tenant costs ($'000)			$170,985
Revenues from the Managed REITs, excluding reimbursable costs ($'000)			34,248
Net income attributable to W. P. Carey ($'000)			64,739
Net income attributable to W. P. Carey per diluted share			0.64
AFFO ($'000) (a)			122,246
AFFO per diluted share (a)			1.21
Normalized pro rata cash NOI ($’000) (b)			157,162
Adjusted EBITDA ($'000) (c)			175,142

Distributions declared per share – current quarter			0.900
Distributions declared per share – current quarter annualized			3.60
Dividend yield (annualized, based on end of period share price)			5.6%
Dividend payout (annualized) (d)			74.4%

Balance Sheet and Capitalization
Shares outstanding			99,379,788
Stock price – at quarter end			$64.40

Equity market capitalization ($'000)			6,400,058
Total pro rata debt outstanding ($'000) (e)			3,716,758
Consolidated cash and cash equivalents ($'000)			214,971
Enterprise value ($'000) (f)			9,901,845
Net pro rata debt ($'000) (g)			3,501,787
Total consolidated debt ($'000)			3,798,370
Gross assets ($’000) (h)			8,510,903
Liquidity ($'000) (i)			988,271

Net pro rata debt to enterprise value			35.4%
Net pro rata debt to adjusted EBITDA (annualized)			5.0x
Total consolidated debt to gross assets			44.6%
Carrying value of unencumbered real estate portfolio ($'000)			$1,583,879

Weighted average interest rate (e)			4.6%
Weighted average debt maturity (years) (e)			5.2

Standard & Poor's Rating Services (January 2014)			BBB (stable)
Moody's Investors Service (January 2014)			Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties			686
Number of operating properties			4
Number of tenants (net-leased properties)			216
Number of investment grade tenants (net-leased properties) (j)			39
ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (k)			25.1%

Net-leased properties – square feet (millions)			81.8
Operating properties – square feet (millions) (l)			0.3
Total square feet (millions)			82.1

Occupancy – net-leased properties (%) (m)			98.5%
Weighted average lease term (years)			8.6

Acquisitions – current quarter ($'000)			$47,208
Dispositions – current quarter ($'000)			170,638

Managed REITs	CPA® REITs	CWI	Total
AUM ($'000) (n)	$6,651,323	$1,567,074	$8,218,397
Acquisitions – current quarter ($'000)	151,859	407,394	559,253
Dispositions – current quarter ($'000)	68,250	—	68,250

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Second Quarter 2014

________

(a)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to AFFO.

(b)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(c)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to adjusted EBITDA.

(d)	Annualized dividend per share divided by annualized AFFO per share.

(e)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)
Represents equity market capitalization plus total pro rata debt outstanding, less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(g)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Gross assets represent consolidated total assets before accumulated depreciation.

(i)	Represents availability on our Senior Unsecured Credit Facility – Revolver plus cash and cash equivalents.

(j)
Includes only Investment Grade tenants, defined as those having a BBB- rating or higher by Standard & Poor’s Rating Services. We evaluate the credit quality of our tenants utilizing an internal five-point credit rating scale, with one representing the highest credit quality, comprised solely of Investment Grade tenants, and five representing the lowest credit quality. The credit quality evaluation of our tenants is updated quarterly. We had 177 non-investment grade tenants as of June 30, 2014, with a weighted-average credit rating of 3.2.

(k)	Percentage of portfolio is calculated based on contractual minimum annualized base rent, or ABR, as of June 30, 2014.

(l)	Comprised of our two self-storage properties and two hotel properties.

(m)
Represents occupancy for our net-leased properties. Occupancy for our two self-storage properties was 93.3% as of June 30, 2014. Occupancy for our two hotels was 83.4% for the six months ended June 30, 2014.

(n)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

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W. P. Carey Inc.
Overview – Second Quarter 2014

Components of Net Asset Value
In thousands, except shares, per share amounts, and percentages.

Real Estate	As of or for the Three Months Ended Jun. 30, 2014
Owned Real Estate:
Normalized pro rata cash NOI (a)	$157,162

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs:
CPA®:17 – Global	4,590
CPA®:18 – Global	537
CWI	108
5,235
Investment Management
Investment Management Revenues:
Structuring revenue	17,254
Asset management revenue	9,045
26,299
Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)
Assets:
Cash and cash equivalents	$214,971
Due from affiliates	39,516
Other assets, net:
Restricted cash, including escrow	$194,080
Other intangible assets, net	36,695
Straight-line rent adjustments	23,818
Notes receivable	21,003
Deferred charges	18,481
Accounts receivable	17,504
Prepaid expenses	12,063
Leasehold improvements, furniture, and fixtures	10,692
Securities and derivatives	8,666
Other	3,851
Total other assets, net	$346,853

Liabilities:
Total pro rata debt outstanding (b)	$3,716,758
Distributions payable	90,610
Deferred income taxes	87,991
Other liabilities:
Accounts payable and accrued expenses	$167,801
Prepaid and deferred rents	72,576
Tenant security deposits	40,706
Accrued income taxes payable	14,729
Straight-line rent adjustments	2,337
Other	283
Total other liabilities	$298,432

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W. P. Carey Inc.
Overview – Second Quarter 2014

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed REITs: (c)
CPA®:17 – Global (2.3% ownership)	7,413,076	$9.50	(d)	$70,424
CPA®:18 – Global (0.1% ownership)	106,781	10.00	(e)	1,068
CWI (0.9% ownership)	738,996	9.00	(f)	6,651
				$78,143
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Excludes operating partnership interests.

(d)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2013. WPC calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s provided by a third party, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(e)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(f)
CWI’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions, and fees payable to WPC) and CWI’s other net assets and liabilities at the same date. CWI’s NAV was estimated at $10.24 per share as of September 30, 2013, and was based on shares of common stock outstanding at November 30, 2013. In December 2013, CWI declared a special stock dividend in which stockholders of record as of the close of business on December 16, 2013 received 0.1375 shares of its common stock for each share owned. Shares were issued on December 19, 2013. As a result of the increased number of outstanding shares of CWI’s common stock due to the stock dividend, CWI’s estimated NAV was adjusted from $10.24 to $9.00. This adjustment facilitates equivalent treatment of investors in CWI’s initial public offering and investors in its follow-on offering and enables CWI to offer its stock in the follow-on offering at a consistent price of $10.00 per share, inclusive of commissions and offering costs.

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W. P. Carey Inc.

Financial Results
Second Quarter 2014

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W. P. Carey Inc.
Financial Results – Second Quarter 2014

Consolidated Statements of Income
In thousands, except share and per share amounts. Unaudited.

	Three Months Ended
	Jun. 30, 2014	Mar. 31, 2014
Revenues		(Revised) (a)
Real estate revenues:
Lease revenues	$148,253	$123,068
Reimbursable tenant costs	5,749	6,014
Operating property revenues	8,251	4,992
Lease termination income and other	14,481	1,000
	176,734	135,074
Revenues from the Managed REITs:
Reimbursable costs	41,925	39,732
Structuring revenue	17,254	17,750
Asset management revenue	9,045	9,777
Dealer manager fees	7,949	6,676
	76,173	73,935
	252,907	209,009
Operating Expenses
Depreciation and amortization	63,445	52,673
Reimbursable tenant and affiliate costs	47,674	45,746
General and administrative	19,133	22,671
Property expenses, excluding reimbursable tenant costs	11,209	8,418
Stock-based compensation expense	7,957	7,043
Dealer manager fees and expenses	6,285	5,424
Subadvisor fees	2,451	18
Impairment charges	2,066	—
Merger and acquisition expenses	1,137	29,613
	161,357	171,606
Other Income and Expenses
Net income from equity investments in real estate and the Managed REITs	9,452	14,262
Gain on change in control of interests (a)	—	104,645
Interest expense	(47,733)	(39,075)
Other income and (expenses)	(883)	(5,451)
	(39,164)	74,381
Income from continuing operations before income taxes	52,386	111,784
Provision for from income taxes	(8,053)	(2,240)
Income from continuing operations before (loss) gain on sale of real estate	44,333	109,544
Income from discontinued operations, net of tax	26,460	6,392
(Loss) gain on sale of real estate, net of tax	(3,821)	80
Net Income	66,972	116,016
Net income attributable to noncontrolling interests	(2,344)	(1,578)
Net loss (income) attributable to redeemable noncontrolling interest	111	(262)
Net Income Attributable to W. P. Carey	$64,739	$114,176
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.38	$1.20
Income from discontinued operations attributable to W. P. Carey	0.26	0.07
Net Income Attributable to W. P. Carey	$0.64	$1.27
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.38	$1.19
Income from discontinued operations attributable to W. P. Carey	0.26	0.07
Net Income Attributable to W. P. Carey	$0.64	$1.26
Weighted Average Shares Outstanding
Basic	100,236,362	89,366,055
Diluted	100,995,225	90,375,311
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$38,236	$107,636
Income from discontinued operations, net of tax	26,503	6,540
Net Income	$64,739	$114,176
Distributions Declared Per Share	$0.900	$0.895

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W. P. Carey Inc.
Financial Results – Second Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31, 2014 represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock, and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the six months ended June 30, 2014, one of these investments was sold. During the second quarter of 2014, we identified certain measurement period adjustments which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014 but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

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W. P. Carey Inc.
Financial Results – Second Quarter 2014

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended June 30, 2014.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP. The reconciliation of GAAP net income to AFFO required by SEC Regulation G, as well as other important disclosures regarding our calculation of AFFO and the limitations on its usefulness to investors, are presented in the Appendix.

	GAAP - Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$148,253	$4,777	$(6,472)	$146,558	$13,006	(f)	$159,564
Reimbursable tenant costs	5,749	98	(248)	5,599	—		5,599
Operating property revenues:
Hotel revenues	7,992	—	—	7,992	—		7,992
Self-storage revenues	259	—	(88)	171	—		171
Lease termination income and other	14,481	—	(2)	14,479	(10,301)	(g)	4,178
	176,734	4,875	(6,810)	174,799	2,705		177,504
Revenues from affiliates:
Reimbursable costs	41,925	—	(150)	41,775	—		41,775
Structuring revenue	17,254	—	(89)	17,165	—		17,165
Asset management revenue	9,045	—	(115)	8,930	—		8,930
Dealer manager fees	7,949	—	—	7,949	—		7,949
	76,173	—	(354)	75,819	—		75,819
	252,907	4,875	(7,164)	250,618	2,705		253,323
Operating Expenses
Depreciation and amortization	63,445	544	(3,006)	60,983	(59,792)		1,191
Reimbursable tenant and affiliate costs	47,674	98	(104)	47,668	—		47,668
General and administrative	19,133	2	(479)	18,656	—		18,656
Property expenses, excluding reimbursable tenant costs:
Non-reimbursable property expenses	5,588	10	(16)	5,582	—		5,582
Hotel expenses	5,482	—	—	5,482	—		5,482
Self-storage expenses	139	—	(50)	89	—		89
Stock-based compensation expense	7,957	—	(28)	7,929	(7,929)		—
Dealer manager fees and expenses	6,285	—	—	6,285	—		6,285
Subadvisor fees	2,451	—	—	2,451	—		2,451
Impairment charges	2,066	—	—	2,066	(2,066)		—
Merger and acquisition expenses	1,137	—	—	1,137	(1,137)		—
	161,357	654	(3,683)	158,328	(70,924)		87,404
Other Income and Expenses
Net income from equity investments in real estate and the Managed REITs:
Joint ventures	3,567	(3,567)	—	—	—		—
Income related to our ownership in the Managed REITs	649	—	—	649	935	(h)	1,584
Income related to our general partnership interests	5,236	—	(19)	5,217	—		5,217
Total net income from equity investments in real estate and the Managed REITs	9,452	(3,567)	(19)	5,866	935		6,801
Interest expense	(47,733)	(1,296)	2,406	(46,623)	2,716	(i)	(43,907)
Other income and (expenses)	(883)	621	(296)	(558)	1,607	(j)	1,049
	(39,164)	(4,242)	2,091	(41,315)	5,258		(36,057)
Income from continuing operations before income taxes	52,386	(21)	(1,390)	50,975	78,887		129,862
Provision for income taxes	(8,053)	21	(443)	(8,475)	(708)	(k)	(9,183)
Income from continuing operations before loss on sale of real estate	44,333	—	(1,833)	42,500	78,179		120,679
Discontinued Operations
Income from operations of discontinued properties	1,624	—	—	1,624	(57)	(l)	1,567
Gain on extinguishment of debt	249	—	—	249	(249)		—
Gain on the sale of real estate	24,574	—	—	24,574	(24,574)		—
Other	13	—	—	13	(13)		—
Income from Discontinued Operations, Net of Tax	26,460	—	—	26,460	(24,893)		1,567
Loss on sale of real estate, net of tax	(3,821)	—	(400)	(4,221)	4,221		—
Net Income	66,972	—	(2,233)	64,739	57,507		122,246
Net income attributable to noncontrolling interests	(2,344)	—	2,344	—	—		—
Net income attributable to redeemable noncontrolling interest	111	—	(111)	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$64,739	$—	$—	$64,739	$57,507		$122,246
Earnings / AFFO Per Diluted Share	$0.64						$1.21

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W. P. Carey Inc.
Financial Results – Second Quarter 2014

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended June 30, 2014.

(b)	Represents the break-out by line item of amounts recorded in net income from equity investments in real estate and the Managed REITs – Joint ventures.

(c)	Represents the break-out by line item of amounts recorded in noncontrolling interest and redeemable noncontrolling interest.

(d)	Represents our share in fully-owned entities and co-owned entities. See the Terms and Definitions section that follows for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. Lease revenues from discontinued operations for the three months ended June 30, 2014 were $1.8 million.

(f)	Represents the elimination of non-cash amounts related to straight-line rent and the reversal of amortization of above- or below-market lease intangibles.

(g)	Represents the elimination of lease termination fees booked under GAAP that management considers to be either a gain on sale of real estate or a stream of future monthly cash lease revenues.

(h)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(i)	Represents the elimination of non-cash components of interest expense, primarily for fair market value related to mortgage loans.

(j)	Represents eliminations or (gains) losses related to the extinguishment of debt, foreign currency, derivatives, and other related to continuing operations.

(k)	Represents elimination of deferred taxes.

(l)	Represents depreciation and amortization and gain on foreign exchange related to discontinued operations.

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W. P. Carey Inc.

Balance Sheet and Capitalization
Second Quarter 2014

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W. P. Carey Inc.
Balance Sheet and Capitalization – Second Quarter 2014

Consolidated Balance Sheets
In thousands. Unaudited.

	Jun. 30, 2014	Dec. 31, 2013
Assets
Investments in real estate:
Real estate, at cost	$4,497,999	$2,516,325
Operating real estate, at cost	84,544	6,024
Accumulated depreciation	(217,155)	(168,958)
Net investments in properties	4,365,388	2,353,391
Net investments in direct financing leases	880,000	363,420
Assets held for sale	—	86,823
Equity investments in real estate and the Managed REITs (a)	211,225	530,020
Net investments in real estate	5,456,613	3,333,654
Cash and cash equivalents	214,971	117,519
Due from affiliates	39,516	32,034
Goodwill	698,891	350,208
In-place lease intangible assets, net	966,406	467,127
Above-market rent intangible assets, net	570,498	241,975
Other assets, net	346,853	136,433
Total Assets	$8,293,748	$4,678,950

Liabilities and Equity
Liabilities:
Non-recourse debt	$2,823,415	$1,492,410
Senior credit facility and unsecured term loan	476,700	575,000
Senior unsecured notes	498,255	—
Below-market rent and other intangible liabilities, net	180,364	128,202
Accounts payable, accrued expenses and other liabilities	298,432	166,385
Deferred income taxes	87,991	39,040
Distributions payable	90,610	67,746
Total liabilities	4,455,767	2,468,783
Redeemable noncontrolling interest	6,418	7,436

Equity:
W. P. Carey stockholders' equity:
Preferred stock (None issued)	—	—
Common stock	100	69
Additional paid-in capital	4,024,039	2,256,503
Distributions in excess of accumulated earnings	(327,460)	(318,577)
Deferred compensation obligation	30,624	11,354
Accumulated other comprehensive income	14,215	15,336
Less: treasury stock at cost	(60,948)	(60,270)
Total W. P. Carey stockholders' equity	3,680,570	1,904,415
Noncontrolling interests	150,993	298,316
Total equity	3,831,563	2,202,731
Total Liabilities and Equity	$8,293,748	$4,678,950
________

(a)
Our equity investments in real estate totaled $133.3 million and $185.0 million as of June 30, 2014 and December 31, 2013, respectively. Our equity investments in the Managed REITs totaled $77.9 million and $345.0 million as of June 30, 2014 and December 31, 2013, respectively.

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W. P. Carey Inc.
Balance Sheet and Capitalization – Second Quarter 2014

Debt Overview
In thousands, except percentages and years. Pro rata. As of June 30, 2014.

Non-Recourse Debt	Weighted Average Debt Maturity (Years)	Weighted Average Interest Rate	Total Outstanding Balance (a)	Percent
Fixed	5.0	5.6%	$2,199,020	59.2%
Variable – Swapped	4.8	5.0%	296,030	8.0%
Variable – Capped	2.1	1.6%	198,267	5.3%
Variable – Floating	0.7	3.4%	33,982	0.9%
Variable – Future Rate Reset	10.4	6.2%	14,504	0.4%
	4.8	5.2%	2,741,803	73.8%
Recourse Debt
Fixed – Senior Unsecured Notes (due April 1, 2024)	9.8	4.6%	498,255	13.4%
Variable – Senior Unsecured Credit Facility – Term Loan (maturity: January 31, 2016)	1.6	1.4%	250,000	6.7%
Variable – Senior Unsecured Credit Facility – Revolver (maturity: January 31, 2018)	3.6	1.2%	226,700	6.1%
Total Pro Rata Debt Outstanding (a)	5.2	4.6%	$3,716,758	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Balance Sheet and Capitalization – Second Quarter 2014

Debt Maturity
In thousands, except number of properties and percentages. Pro rata. As of June 30, 2014.

			Weighted Average Interest Rate		Total Outstanding Balance (b) (c)
	Number of Properties (a)
Year of Maturity		ABR (a)		Balloon
Remaining 2014	14	$31,616	3.3%	$194,368	$196,694
2015	12	19,939	4.9%	144,910	144,458
2016	106	41,692	5.7%	237,247	266,723
2017	89	102,585	5.2%	624,354	685,676
2018	34	53,987	5.3%	292,343	337,841
2019	11	16,383	6.2%	51,450	67,843
2020	22	39,153	5.2%	201,876	249,216
2021	11	20,416	5.9%	89,920	116,934
2022	30	42,388	5.2%	210,776	261,963
2023	26	38,738	5.1%	123,300	197,247
2024	24	21,237	5.9%	7,936	83,891
Thereafter	24	28,098	6.0%	46,495	133,317
Non-Recourse Debt	403	$456,232	5.2%	$2,224,975	$2,741,803
Recourse Debt
Senior Unsecured Notes (due April 1, 2024)			4.6%		498,255
Senior Unsecured Credit Facility – Term Loan (maturity: January 31, 2016) (d)			1.4%		250,000
Senior Unsecured Credit Facility – Revolver (maturity: January 31, 2018) (e)			1.2%		226,700
Total Pro Rata Debt Outstanding (b)			4.6%		$3,716,758
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)	Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Total outstanding balance includes balloon payments, scheduled amortization, and unamortized premium, net.

(d)
During the six months ended June 30, 2014, we incurred interest at London Interbank Offered Rate, or LIBOR, plus 1.25% on our Senior Unsecured Credit Facility – Term Loan Facility. We have two options to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan Facility by one year.

(e)
During the six months ended June 30, 2014, we incurred interest at LIBOR plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $773.3 million as of June 30, 2014. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

Investing for the long runTM | 13

W. P. Carey Inc.
Balance Sheet and Capitalization – Second Quarter 2014

Senior Unsecured Notes
As of June 30, 2014.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard and Poor's (January 2014)	BBB	Stable	BBB-	Stable
Moody's (January 2014)	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

In March 2014, we issued $500.0 million of senior unsecured notes with an interest rate of 4.6% due in 2024, or the Senior Unsecured Notes. The following is a summary of the key financial covenants for the Senior Unsecured Notes, as defined per the terms in the prospectus supplement filed with the SEC on March 13, 2014, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of Jun. 30, 2014
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	41.7%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	30.8%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.6x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	279.5%

Investing for the long runTM | 14

W. P. Carey Inc.

Owned Real Estate Portfolio
Second Quarter 2014

Investing for the long runTM | 15

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Investment Activity
In thousands, except square footage. Pro rata. For the six months ended June 30, 2014.

Acquisitions
Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
Q1 Acquisition
QBE Holdings Inc.	Chandler, AZ	$41,919	Mar-14	Office	183,000
Q2 Acquisition
Smucker Sales and Distribution Company	University Park, IL	47,208	May-14	Warehouse/Distribution	824,624
Total Acquisitions		$89,127			1,007,624

Dispositions
Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
Q1 Dispositions
Juniper Networks, Inc.	Sunnyvale, CA	$10,200	Jan-14	Office	50,311
American Pad & Paper, LLC (2 properties)	Mattoon, IL; Morristown, TN	6,900	Jan-14	Industrial	486,507
Bell South Corporation	Fort Lauderdale, FL	4,900	Jan-14	Warehouse/Distribution	80,450
Barnes & Noble, Inc.	Farmington, CT	3,600	Jan-14	Retail	21,600
Bouygues Telecom (a)	Tours, France	9,497	Jan-14	Office	96,204
Brown Machine LLC and Capital Equipment Group	Beaverton, MI	4,040	Mar-14	Industrial	142,770
SOHO House Beach House, LLC	Miami Beach, FL	81,529	Mar-14	Hospitality	52,902
BA Kitchen Components Limited (a)	Doncaster, United Kingdom	6,990	Mar-14	Industrial	177,604
Total Q1 Dispositions		127,656			1,108,348
Q2 Dispositions
Gibson Guitar Corporation (3 properties)	Elgin, IL; Bozeman, MT; and Nashville, TN	20,000	Apr-14	Industrial	249,702
Fairpoint Communications, Inc.	Milton, VT	1,800	Apr-14	Industrial	30,624
Vacant (formerly The Upper Deck Company, LLC)	Carlsbad, CA	16,000	May-14	Industrial	246,668
Tower Automotive Products Co., Inc.	Milan, TN	1,400	May-14	Industrial	531,370
Telos Corporation	Ashburn Junction, VA	15,603	May-14	Office	192,775
Multiple Tenants (2 properties)	Nashville, TN	3,002	May-14	Office	58,635
Multiple Tenants	Lindon, UT	7,751	May-14	Office	85,100
Town Sports International Holdings, Inc.	Newton, MA	16,398	Jun-14	Sports	68,000
New Options, Inc.	Dallas, TX	1,240	Jun-14	Industrial	22,680
Swat-Fame, Inc.	Industry, CA	21,444	Jun-14	Warehouse/Distribution	325,800
LTF Real Estate Company, Inc. (2 properties)	Rochester Hills, MI; Canton, MI	66,000	Jun-14	Sports	278,982
Total Q2 Dispositions		170,638			2,090,336
Total Dispositions		$298,294			3,198,684
________

(a)	Amounts are based on the applicable exchange rate on the date of disposition.

Investing for the long runTM | 16

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Joint Venture Information
In thousands, except percentages. As of June 30, 2014.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Equity Method Joint Ventures
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$40,991	$28,249	$12,742	$1,230	$847	$383
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	190,104	95,139	94,965	28,516	14,271	14,245
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	42,836	28,940	13,896	12,851	8,682	4,169
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 67.00%	45,321	20,191	25,130	15,105	6,730	8,375
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,576	21,809	15,767	15,030	8,724	6,306
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,365	117,578	132,787	112,664	52,910	59,754
Total Equity Method Joint Ventures			607,193	311,906	295,287	185,396	92,164	93,232

Consolidated Joint Ventures
Carey Storage	38.30%	Third parties - 61.70%	2,531	2,917	(386)	969	1,117	(148)
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	69,575	27,398	42,177	34,788	13,699	21,089
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	80,849	48,093	32,756	41,233	24,527	16,706
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	25,015	21,439	3,576	13,758	11,791	1,967
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 2) (b)	63.50%	CPA®:17 – Global - 36.50%	399,557	369,228	30,329	253,719	234,460	19,259
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	32,834	1,466	31,368	22,984	1,026	21,958
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	20,498	14,587	5,911	15,374	10,940	4,434
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	247,893	16,705	231,188	219,286	14,777	204,509
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,273	4,276	997	4,746	3,848	898
Total Consolidated Joint Ventures			884,025	506,109	377,916	606,857	316,185	290,672
Total Less Than Wholly-Owned Joint Ventures			$1,491,218	$818,015	$673,203	$792,253	$408,349	$383,904
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 17

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Diversification of Top Ten Tenants by ABR
In thousands, except percentages. Pro rata. As of June 30, 2014.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	ABR	Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Trade	Germany	$42,355	6.6%
Carrefour France SAS (a)	Warehouse/Distribution	Retail Trade	France	33,140	5.2%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Personal	Various U.S.	31,853	5.0%
OBI Group (a)	Retail	Retail Trade	Poland	18,576	2.9%
Marcourt Investments Inc. (Marriott Corporation)	Hospitality	Hotels and Gaming	Various U.S.	16,100	2.5%
True Value Company	Warehouse/Distribution	Construction and Building	Various U.S.	14,775	2.3%
UTI Holdings, Inc.	Education	Healthcare, Education and Childcare	Various U.S.	14,529	2.3%
Advanced Micro Devices, Inc.	Office	Electronics	West U.S.	12,769	2.0%
The New York Times Company	Office	Media: Printing and Publishing	East U.S.	11,726	1.8%
Dick's Sporting Goods, Inc.	Retail and Warehouse/Distribution	Retail Trade	Various U.S.	11,639	1.8%
Total (b) (c)				$207,462	32.4%
________

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 18

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Diversification by Property Type
In thousands, except percentages. Pro rata. As of June 30, 2014.

	Total Portfolio				Unencumbered Portfolio (a)
Property Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Office	$176,453	27.5%	10,341	12.6%	$40,555	22.0%	2,676	10.2%
Industrial	161,864	25.3%	30,271	37.0%	58,464	31.8%	10,297	39.3%
Warehouse/Distribution	126,953	19.8%	24,860	30.4%	25,225	13.7%	5,456	20.8%
Retail	90,044	14.1%	7,718	9.4%	22,314	12.1%	2,276	8.7%
Self Storage	31,852	5.0%	5,143	6.3%	31,852	17.3%	5,143	19.6%
Other Properties (b)	53,227	8.3%	3,482	4.3%	5,750	3.1%	374	1.4%
Total (c) (d)	$640,393	100.0%	81,815	100.0%	$184,160	100.0%	26,222	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Other properties include hospitality, education, sports, theater, residential, and unoccupied land.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 19

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of June 30, 2014.

	Total Portfolio				Unencumbered Portfolio (b)
Industry Type (a)	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Retail Trade	$131,915	20.6%	16,919	20.7%	$24,819	13.5%	2,953	11.3%
Electronics	64,277	10.0%	4,724	5.8%	12,674	6.9%	1,411	5.4%
Chemicals, Plastics, Rubber, and Glass	37,018	5.8%	6,428	7.9%	8,672	4.7%	1,437	5.5%
Healthcare, Education and Childcare	34,071	5.3%	2,733	3.3%	8,007	4.3%	829	3.2%
Business and Commercial Services	33,916	5.3%	2,512	3.1%	3,131	1.7%	252	1.0%
Automobile	33,640	5.3%	5,851	7.1%	11,519	6.2%	1,974	7.5%
Construction and Building	30,341	4.8%	8,077	9.9%	11,901	6.5%	2,957	11.3%
Beverages, Food, and Tobacco	29,857	4.7%	5,395	6.5%	8,069	4.4%	1,794	6.8%
Media: Printing and Publishing	25,383	4.0%	2,759	3.4%	5,556	3.0%	711	2.7%
Buildings and Real Estate	20,704	3.2%	3,343	4.1%	20,704	11.2%	3,343	12.7%
Machinery	20,147	3.1%	2,742	3.3%	16,498	9.0%	2,028	7.7%
Transportation - Cargo	19,959	3.1%	2,197	2.7%	1,928	1.0%	426	1.6%
Insurance	16,601	2.6%	972	1.2%	6,829	3.7%	392	1.4%
Federal, State and Local Government	16,214	2.5%	620	0.8%	5,008	2.7%	254	1.0%
Hotels and Gaming	16,100	2.5%	1,036	1.3%	—	—%	—	—%
Telecommunications	15,494	2.4%	908	1.1%	9,004	4.9%	573	2.2%
Leisure, Amusement, Entertainment	14,660	2.3%	769	0.9%	3,096	1.7%	223	0.9%
Consumer Non-Durable Goods	13,678	2.1%	2,585	3.2%	1,078	0.6%	130	0.5%
Grocery	12,355	1.9%	1,198	1.4%	2,186	1.2%	246	0.9%
Transportation - Personal	11,356	1.8%	1,825	2.2%	11,356	6.2%	1,825	7.0%
Aerospace and Defense	8,658	1.4%	1,119	1.4%	2,340	1.3%	448	1.7%
Mining, Metals, and Primary Metal Industries	8,012	1.3%	1,455	1.8%	1,330	0.7%	344	1.3%
Textiles, Leather, and Apparel	7,336	1.1%	1,773	2.2%	3,181	1.7%	474	1.8%
Other (c)	18,701	2.9%	3,875	4.7%	5,274	2.9%	1,198	4.6%
Total (d) (e)	$640,393	100.0%	81,815	100.0%	$184,160	100.0%	26,222	100.0%
________

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Represents properties unencumbered by non-recourse mortgage debt.

(c)	Includes rent from tenants in the following industries: consumer and durable goods; forest products and paper; banking; consumer services; and utilities.

(d)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Diversification by Geography
In thousands, except percentages. Pro rata. As of June 30, 2014.

	Total Portfolio				Unencumbered Portfolio (a)
Region	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
U.S.
East	$118,162	18.5%	16,806	20.5%	$35,895	19.5%	5,643	21.5%
West	117,510	18.3%	11,511	14.1%	31,289	17.0%	3,721	14.2%
South	114,898	17.9%	16,549	20.2%	36,848	20.0%	7,037	26.8%
Midwest	80,932	12.6%	13,113	16.0%	26,438	14.3%	4,607	17.6%
U.S. Total	431,502	67.3%	57,979	70.8%	130,470	70.8%	21,008	80.1%

International
Germany	68,975	10.8%	7,009	8.6%	33,218	18.0%	3,219	12.3%
France	52,956	8.3%	8,461	10.4%	1,788	1.0%	242	0.9%
Finland	33,716	5.3%	2,133	2.6%	4,020	2.2%	183	0.7%
Poland	18,576	2.9%	1,827	2.2%	—	—%	—	—%
Other (b)	34,668	5.4%	4,406	5.4%	14,664	8.0%	1,570	6.0%
International Total	208,891	32.7%	23,836	29.2%	53,690	29.2%	5,214	19.9%
Total (c) (d)	$640,393	100.0%	81,815	100.0%	$184,160	100.0%	26,222	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes assets in the United Kingdom, the Netherlands, Hungary, Spain, Belgium, Sweden, Canada, Mexico, Thailand, Malaysia, and Japan.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 21

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of June 30, 2014.

	Total Portfolio				Unencumbered Portfolio (a)
Rent Adjustment Measure	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
CPI (Uncapped)	$281,602	44.0%	35,195	43.0%	$87,931	47.7%	11,868	45.3%
CPI (Capped)	161,994	25.3%	19,685	24.1%	46,543	25.3%	6,972	26.6%
Fixed	158,358	24.7%	22,454	27.4%	38,915	21.1%	6,109	23.3%
Other	20,754	3.2%	1,248	1.5%	4,691	2.6%	222	0.8%
None	17,685	2.8%	3,233	4.0%	6,080	3.3%	1,051	4.0%
Total (b) (c)	$640,393	100.0%	81,815	100.0%	$184,160	100.0%	26,222	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Lease Expirations – Total Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	9	$6,922	1.1%	775	0.9%
2015	17	21,062	3.3%	2,005	2.5%
2016	20	25,061	3.9%	2,937	3.6%
2017	21	20,192	3.2%	3,243	4.0%
2018	29	72,957	11.4%	8,367	10.2%
2019	26	46,245	7.2%	4,336	5.3%
2020	23	33,967	5.3%	3,624	4.4%
2021	78	46,247	7.2%	7,330	9.0%
2022	37	62,354	9.7%	8,694	10.6%
2023	15	47,321	7.4%	5,627	6.9%
2024	38	79,667	12.4%	12,299	15.0%
2025	15	17,772	2.8%	2,219	2.7%
2026	21	18,467	2.9%	2,497	3.1%
2027	16	36,999	5.8%	5,380	6.6%
Thereafter (>2027)	32	105,160	16.4%	11,245	13.7%
Vacant	—	—	—%	1,237	1.5%
Total (c) (d)	397	$640,393	100.0%	81,815	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – Second Quarter 2014

Lease Expirations – Unencumbered Portfolio
In thousands, except percentages and number of leases. Pro rata. As of June 30, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	9	$6,316	3.4%	684	2.6%
2015	5	2,901	1.6%	508	1.9%
2016	13	8,580	4.7%	1,141	4.4%
2017	8	5,826	3.2%	1,083	4.1%
2018	14	14,301	7.8%	2,207	8.4%
2019	9	5,522	3.0%	781	3.0%
2020	7	6,361	3.4%	1,210	4.6%
2021	8	13,854	7.5%	2,328	8.9%
2022	11	13,360	7.3%	2,686	10.3%
2023	5	9,998	5.4%	1,393	5.3%
2024	8	35,783	19.4%	6,329	24.1%
2025	6	5,034	2.7%	585	2.2%
2026	1	552	0.3%	124	0.5%
2027	5	13,432	7.3%	1,452	5.6%
Thereafter (>2027)	11	42,340	23.0%	3,495	13.3%
Vacant	—	—	—%	216	0.8%
Total (c) (d) (e)	120	$184,160	100.0%	26,222	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 24

W. P. Carey Inc.

Investment Management
Second Quarter 2014

Investing for the long runTM | 25

W. P. Carey Inc.
Investment Management – Second Quarter 2014

Selected Data – Managed REITs
Square footage and dollars in thousands. As of or for the three months ended June 30, 2014.

	Managed REITs
	CPA®:17 – Global	CPA®:18 – Global	CWI
Number of net-leased properties	358	24	N/A
Number of operating properties	75	2	23
Number of tenants (a)	108	18	N/A
Number of Investment Grade tenants (a) (b)	11	2	N/A
Square footage (a)	34,354	5,270	4,699
Occupancy (c)	100.0%	100.0%	75.9%

Total AUM	$5,448,660	$1,202,663	$1,567,074
Acquisitions	63,135	88,724	407,394
Dispositions	68,250	—	—
Gross offering proceeds (d)	N/A	398,707	93,687
________

(a)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(b)
Includes only Investment Grade tenants, defined as those having a BBB- rating or higher by Standard & Poor’s Rating Services. We evaluate the credit quality of the Managed REITs’ tenants utilizing an internal five-point credit rating scale, with one representing the highest credit quality, comprised solely of Investment Grade tenants, and five representing the lowest credit quality. The credit quality evaluation of the Managed REITs' tenants is updated quarterly. CPA®:17 – Global had 97 non-investment grade tenants as of June 30, 2014, with a weighted average credit rating of 3.2. CPA®:18 – Global had 16 non-investment grade tenants as of June 30, 2014, with a weighted average credit rating of 3.0.

(c)
Represents occupancy for net-leased properties for CPA®:17 – Global and CPA®:18 – Global. Represents occupancy for hotels for CWI for the six months ended June 30, 2014. Occupancy for CPA®:17 – Global's 71 self-storage properties was 84.1% as of June 30, 2014. Occupancy for CPA®:18 – Global's two self-storage properties was 75.9% as of June 30, 2014.

(d)
For CPA®:18 – Global, total gross offering proceeds is comprised of $375.0 million of Class A common stock and $23.7 million of Class C common stock. CPA®:18 – Global discontinued the sale of Class A shares subsequent to June 30, 2014.

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W. P. Carey Inc.
Investment Management – Second Quarter 2014

Investment Activity – Managed REITs
In thousands, except square footage. Pro rata. For the six months ended June 30, 2014.

Acquisitions – Leased Properties
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price (a)	Closing Date	Property Type(s)	Gross Square Footage
Q1 Acquisitions
CPA®:18 – Global	Air Enterprises Acquisition, LLC	Streetsboro, OH	$5,901	Jan-14	Industrial	178,180
CPA®:18 – Global	Solo Cup Company	University Park, IL	80,650	Feb-14	Warehouse/Distribution	1,552,475
CPA®:17 – Global	Raytheon Company	Tucson, AZ	18,975	Feb-14	Office	143,650
CPA®:18 – Global	Automobile Protection Corporation	Norcross, GA	5,822	Feb-14	Office	50,600
CPA®:18 – Global	Siemens AS (b)	Oslo, Norway	84,109	Feb-14	Office	165,905
CPA®:18 – Global	Crowne Group, LLC (2 properties)	Fraser and Warren, MI	8,042	Mar-14	Industrial	212,152
CPA®:18 – Global (50%); CPA®:17 – Global (50%)	Bank Pekao S.A. (b)	Warsaw, Poland	147,904	Mar-14	Office	423,822
Total Q1 Acquisitions			351,403			2,726,784
Q2 Acquisitions
CPA®:17 – Global	Wärtsilä Netherlands B.V. (b) (c)	Drunen, Netherlands	18,782	Apr-14	Industrial	BTS
CPA®:17 – Global	The PendaForm Company (2 properties)	New Concord, OH; Bluffton, IN	8,075	Apr-14	Industrial	127,584
CPA®:18 – Global	Swift Spinning Inc. (2 properties)	Columbus, GA	11,931	Apr-14	Industrial	432,769
CPA®:18 – Global	North American Lighting, Inc	Farmington Hills, MI	8,403	May-14	Office	75,286
CPA®:17 – Global	Konzum d.d. (b) (c)	Krizevci, Croatia	7,482	May-14	Retail	BTS
CPA®:18 – Global	Janus International LLC (3 properties)	Surprise, AZ; Temple, GA; and Houston, TX	15,953	May-14	Industrial	330,306
CPA®:18 – Global	Illinois Bell Telephone Company (AT&T)	Chicago, IL	11,600	May-14	Warehouse/Distribution	206,000
CPA®:18 – Global	Belk, Inc. (d)	Jonesville, SC	40,837	Jun-14	Warehouse/Distribution	515,279
Total Q2 Acquisitions			123,063			1,687,224
Total YTD Acquisitions – Leased Properties			474,466			4,414,008

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
Q1 Acquisitions
CPA®:18 – Global	Kissimmee, FL	11,960	Jan-14
CPA®:18 – Global	St. Petersburg, FL	11,550	Jan-14
Total Q1 Acquisitions		23,510
Q2 Acquisitions (N/A)
Total YTD Acquisitions – Self-Storage Properties		23,510

Acquisitions – Hospitality
Portfolio(s)	Property Location(s)	Purchase Price (a) (e)	Closing Date
Q1 Acquisitions (N/A)
Q2 Acquisitions
CWI	Austin, TX	86,673	Apr-14
CWI	New York, NY	87,444	May-14
CWI (80%)	Austin, TX	90,221	May-14
CWI	Boca Raton, FL	61,794	Jun-14
CWI	Denver, CO	81,262	Jun-14
Total YTD Acquisitions – Hospitality Properties		407,394

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W. P. Carey Inc.
Investment Management – Second Quarter 2014

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
Q1 Acquisitions (N/A)
Q2 Acquisitions
CPA®:17 – Global (7%)	Follow-on Equity Investment	Lineage Logistics Holdings, LLC	20,356	Apr-14
CPA®:17 – Global	Non-Convertible Debenture	Cayden Developers Private Limited	8,440	May-14
Total YTD Acquisitions – Other			28,796

Total YTD Acquisitions			$934,166

Dispositions – Other
Portfolio(s)	Security Type	Company	Gross Sale Price	Closing Date
Q1 Dispositions (N/A)
Q2 Disposition
CPA®:17 – Global	Note Receivable (f)	I Shops LLC	$68,250	Apr-14
Total YTD Disposition – Other			$68,250
________

(a)	Several acquisitions were classified as business combinations. For these acquisitions, purchase price excludes approximately $39.0 million of aggregate transaction costs and acquisition fees.

(b)	Purchase price reflects applicable foreign exchange rate.

(c)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(d)
Acquisition includes a build-to-suit transaction. Purchase price represents price paid for existing facility plus total commitment for build-to-suit funding. Gross square footage represents square footage for existing facility.

(e)	Purchase price excludes hotel renovation commitments.

(f)
CPA®:17 – Global deconsolidated a portion of this investment when the investee substantially repaid the balance of the outstanding note receivable. This transaction was accounted for as a partial sale.

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W. P. Carey Inc.

Appendix
Second Quarter 2014

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W. P. Carey Inc.
Appendix – Second Quarter 2014

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Jun. 30, 2014
Consolidated Lease Revenues:
Total lease revenues – as reported	$148,253
Total lease revenues – discontinued operations	1,841
150,094
Less: Consolidated Non-Reimbursable Property Expenses:
Non-reimbursable property expenses – as reported	5,589
Non-reimbursable property expenses – discontinued operations	57
5,646

144,448

Plus: NOI from Operating Properties:
Hotel NOI	2,511
Self-storage properties NOI	120
2,631

147,079

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,798
Less: Pro rata share of NOI attributable to noncontrolling interests	(6,337)
(1,539)

145,540

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	16,522
Less: Straight-line rent amortization	(3,929)
12,593

Pro rata cash NOI (a)	$158,133

Adjustment to normalize for intra-period acquisitions and dispositions (b)	(971)

Normalized pro rata cash NOI (a)	$157,162
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended June 30, 2014, the adjustment replaces our pro rata share of cash NOI for the partial period with an amount equivalent to our pro rata share of cash NOI for the full period. For properties disposed of during the three months ended June 30, 2014, the adjustment removes our pro rata share of cash NOI for the period. Additionally, the adjustment removes $1.0 million of expenses related to a planned sale of several properties which was ultimately not consummated.

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W. P. Carey Inc.
Appendix – Second Quarter 2014

Reconciliation of Net Income to AFFO
In thousands, except share and per share amounts.

	Three Months Ended
	Jun. 30, 2014	Mar. 31, 2014
Real Estate Ownership		(Revised) (a)
Net income from Real Estate Ownership attributable to W. P. Carey	$61,469	$111,691
Adjustments:
Depreciation and amortization of real property	62,354	51,620
Impairment charges	2,066	—
Gain on sale of real estate, net	(25,582)	(3,176)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	533	1,265
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,586)	(3,492)
Total adjustments	36,785	46,217
FFO (as defined by NAREIT) - Real Estate Ownership (b)	98,254	157,908
Adjustments:
Gain on change in control of interests (a)	—	(104,645)
Merger and acquisition expenses (c)	915	29,511
Loss on extinguishment of debt	721	7,463
Other gains, net	(13)	(3)
Other depreciation, amortization, and non-cash charges	1,719	483
Stock-based compensation	220	220
Deferred tax benefit	(1,246)	(5,944)
Acquisition expenses	224	100
Realized losses on foreign currency, derivatives, and other	156	655
Amortization of deferred financing costs	999	873
Straight-line and other rent adjustments	(8,999)	(2,669)
Above- and below-market rent intangible lease amortization, net	17,124	13,486
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(32)	5
AFFO adjustments to equity earnings from equity investments	935	2,936
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	259	(1,417)
Total adjustments	12,982	(58,946)
AFFO - Real Estate Ownership (b)	$111,236	$98,962
Investment Management
Net income from Investment Management attributable to W. P. Carey	$3,270	$2,485
FFO (as defined by NAREIT) - Investment Management (b)	3,270	2,485
Adjustments:
Merger-related income tax expense (c)	—	13,867
Other depreciation, amortization, and non-cash charges	—	937
Stock-based compensation	7,737	6,823
Deferred tax benefit	—	(4,986)
Realized losses on foreign currency	3	6
Amortization of deferred financing costs	—	152
Total adjustments	7,740	16,799
AFFO - Investment Management (b)	$11,010	$19,284
Total Company
FFO (as defined by NAREIT) (b)	$101,524	$160,393
FFO (as defined by NAREIT) per diluted share (b)	$1.01	$1.77
AFFO (b)	$122,246	$118,246
AFFO per diluted share (b)	$1.21	$1.31
Diluted weighted average shares outstanding	100,995,225	90,375,311

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W. P. Carey Inc.
Appendix – Second Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31, 2014 represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock, and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the six months ended June 30, 2014, one of these investments was sold. During the second quarter of 2014, we identified certain measurement period adjustments, which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014 but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

(b)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(c)
Amount for the three months ended March 31, 2014 included $29.5 million of merger expenses for the Real Estate Ownership segment and $13.9 million of merger-related income tax expense for the Investment Management segment incurred in connection with the CPA®:16 Merger.

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W. P. Carey Inc.
Appendix – Second Quarter 2014

Reconciliation of Net Income to Adjusted EBITDA
In thousands.

	Three Months Ended
	Jun. 30, 2014	Mar. 31, 2014
		(Revised) (a)
Net income attributable to W. P. Carey	$64,739	$114,176

Adjustments to Derive Consolidated EBITDA:
Depreciation and amortization (b)	63,555	53,244
Interest expense (b)	47,826	39,248
Provision for income taxes (b)	8,340	2,308
EBITDA (c)	184,460	208,976

Adjustments to Derive Adjusted EBITDA:
Adjustments for Non-Cash Items:
Impairment charges	2,066	—
Above- and below-market rent intangible and straight-line rent adjustments	8,125	10,817
Unrealized losses (gains) on hedging activity (d)	1,231	(1,179)
Stock-based compensation expenses	7,957	6,826
	19,379	16,464
Adjustments for Non-Core Items: (e)
Gain on change in control of interests (a)	—	(104,645)
Merger and acquisition expenses (f)	1,140	29,611
Realized (gains) losses on hedging activity (c)	(1,437)	662
Gain on sale of real estate, net	(25,582)	(3,176)
Loss on extinguishment of debt	192	7,992
	(25,687)	(69,556)
Adjustments for Pro Rata Ownership:
Real Estate Joint Ventures: (g)
Add: Pro rata share of adjustments for equity investments	1,725	3,048
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,330)	(6,896)
	(3,605)	(3,848)
Equity Investments in the Managed REITs: (h)
Add: Distributions received from equity investments in the Managed REITs	1,245	7,431
Less: Income from equity investments in the Managed REITs	(650)	(470)
	595	6,961

Adjusted EBITDA (b)	$175,142	$158,997
________

(a)
For the three months ended March 31, 2014, represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which were previously accounted for under the equity method. During the six months ended June 30, 2014, one of these investments was sold. During the second quarter of 2014, we identified certain measurement period adjustments which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014 but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change of control in interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

(b)	Includes amounts related to discontinued operations.

(c)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(d)	Comprised of unrealized (gains) losses on derivatives and unrealized (gains) losses on foreign currency hedges.

(e)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(f)	For the three months ended March 31, 2014, represents merger expenses incurred in connection with the CPA®:16 Merger.

(g)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items, and non-core items from joint ventures.

(h)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

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W. P. Carey Inc.
Appendix – Second Quarter 2014

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata (described below) share of unconsolidated subsidiaries. FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 Merger and restructuring expenses are related to the restructuring of Hellweg 2. We also exclude realized gains/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision-making process and excluding those items provides investors a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers, and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Second Quarter 2014

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because it removes the impact of our capital structure from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges such as impairments, non-cash rent adjustments, and unrealized gain and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 Merger, which are considered non-core and gains/losses in real estate and are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues, and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we generally present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues, and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties. ABR is not applicable to operating properties.

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